UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2003

CELL GENESYS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

0-19986	94-3061375
(Commission File Number)	(IRS Employer Identification Number)

500 Forbes Boulevard
South San Francisco, California   94080
(Address of principal executive offices including zip code)

(650) 266-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

 (c) Exhibits

99.1 Press Release, issued October 27, 2003, reporting its financial results for the third quarter ended September 30, 2003.

Item 12. Results of Operations and Financial Condition.

On October 27, 2003 Cell Genesys, Inc. (the "Registrant") announced via press release the Company's quarterly results for its third quarter ended September 30, 2003. A copy of the press release of Cell Genesys, Inc. is included herein as Exhibit 99.1 and is incorporated by reference into this item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2003

CELL GENESYS, INC.

By:	/s/ Matthew J. Pfeffer

Matthew J. Pfeffer
Vice President, and Chief Financial Officer (Principal Accounting Officer)